EXHIBIT 10(af)

                  MODINE MANUFACTURING COMPANY
                  Stock-Based Compensation Plan
                    For Thermacore Employees
               Under the DTX Corporation 1997 Plan


     The "Modine Manufacturing Company Stock-Based Compensation
Plan For Thermacore Employees Under the DTX Corporation 1997
Plan" has been adopted by Modine Manufacturing Company ("Modine") pursuant to the terms and conditions of an Agreement and Plan of Merger, dated December 13, 2000, as amended by the First Amendment thereto, dated March 15, 2001, among Modine, Modine Merger Co., its wholly owned subsidiary, and Thermacore International, Inc., formerly known as DTX Corporation ("Thermacore"), providing for the merger of Modine Merger Co. with and into Thermacore (the "Merger"), effective as of April 27, 2001, the effective date of the Merger. Effective as of that same date, Modine changed the name of the Plan to its present name and amended and restated the Plan in its entirety to read as follows:

          1.   Purpose of the Plan
               -------------------

          The purpose of the Plan is to assist Modine, Thermacore and their Subsidiaries and Affiliates in attracting and retaining valued employees by offering them a closer identity with and greater stake in the success of Thermacore, as a wholly owned subsidiary of Modine, and to encourage ownership of Modine's stock by such employees.

          2.   Definitions
               -----------

               2.1 "Affiliate" means any entity other than the Subsidiaries in which Modine or Thermacore has a substantial direct or indirect equity interest, as determined by the Board.

               2.2 "Award" means an award of Restricted Stock or Options under the Plan.

               2.3  "Board" means the Board of Directors of Modine.

               2.4 "Code" means the Internal Revenue Code of 1986, as amended.

               2.5 "Common Stock" means, (a) prior to the Merger, Thermacore Common Stock, (b) following the Merger, Modine Common Stock, and (c) thereafter, such other class or kind of shares or other securities resulting from the application of Section 8.

               2.6 "Committee" means the committee designated by the Board to administer the Plan under Section 4, which committee shall be, following the Merger, the Officer Nomination and Compensation Committee of the Board.

               2.7  "Employee" means an officer or other employee
of Thermacore, a Subsidiary or an Affiliate including a director who is such an employee.
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               2.8  "Fair Market Value" means, on any given date,
the mean between the highest and lowest prices of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date or, if the Common Stock is not so listed on such date, then fair market value shall mean the value as determined by the Board in good faith or in the manner established by the Board from time to time.

               2.9 "Holder" means an Employee to whom an Award is made.

               2.10 "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock
Option.

               2.11 "Modine Common Stock" means the common stock of Modine, par value $0.625 per share.

               2.12 "1934 Act" means the Securities Exchange Act of 1934, as amended.

               2.13 "Non-Qualified Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

               2.14 "Option" means any stock option granted from time to time under Section 7 of the Plan.

               2.15 "Plan" means the Modine Manufacturing Company Stock-Based Compensation Plan For Thermacore Employees Under the DTX Corporation 1997 Plan herein set forth, as amended from time to time.

               2.16 "Restricted Stock" means Common Stock awarded by the Committee under Section 6 of the Plan.

               2.17 "Restriction Period" means the period during which Restricted Stock awarded under Section 6 of the Plan is subject to forfeiture.

               2.18 "Retirement" means retirement from the active employment of Thermacore, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board.

               2.19 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with Modine if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               2.20 "Ten Percent Shareholder" means a person who, on any given date owns, directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of Thermacore or a Subsidiary.

               2.21 "Thermacore Common Stock" means the common stock of Thermacore, par value $0.01 per share.
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          3.   Eligibility
               -----------

          Any Employee is eligible to receive an Award.


          4.   Administration and Implementation of Plan
               -----------------------------------------

               4.1 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Awards will be granted, in determining the type and amount of Awards to be granted to each such Employee, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Holders.

               4.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder, to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); and to determine the effect, if any, of a change in control of Modine or Thermacore upon outstanding Awards; and to grant Awards (other than Incentive Stock Options) that are transferable by the Holder.

               4.3 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Award in order to carry out the purposes of the Plan as long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

               4.4 The Committee may condition the grant of any Award or the lapse of any Restriction Period (or any combination thereof) upon the Holder's achievement of a Performance Goal that is established by the Committee before the grant of the Award. For this purpose, a "Performance Goal" shall mean a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock, (ii) the market share of Thermacore, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by Thermacore, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, or (v) costs of Thermacore, its Subsidiaries or Affiliates (or any business unit thereof). The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

          5.   Shares of Stock Subject to the Plan
               -----------------------------------

               5.1  An aggregate of 25,000 shares of Thermacore
Common Stock were originally available for Awards under the Plan, as such number may have been adjusted, from time to time, under
Section 8 of the Plan prior to the Merger. Upon the effective date of the Merger, each outstanding Option to acquire one share of Thermacore Common Stock under the Plan was converted into an Option to acquire 1.01592 shares of Modine Common Stock, and each outstanding share of Restricted Stock, if any, was converted into 1.01592 shares of restricted Modine Common Stock. Effective as of the date of the Merger and subject to further adjustment as provided in Section 8, the total number of shares of Common Stock available for Awards under the Plan shall be 298,279 shares. Following the effective date of the Merger, no additional Awards will be granted under the Plan.

               5.2 The maximum number of shares of Thermacore Common Stock subject to Awards previously granted to any Employee shall not have exceeded 16,000 shares during any calendar year (the "Individual Limit"). Subject to Section 5.3 and Section 8, any Award that is canceled or repriced by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 8.

               5.3 Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          6.   Restricted Stock
               ----------------

          An Award of Restricted Stock is a grant by Modine of a specified number of shares of Common Stock to the Employee, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

               6.1 Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

               6.2 Upon determination of the number of shares of Restricted Stock to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with Modine or its designated agent, to be held in escrow during the Restriction Period.

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               6.3  During the Restriction Period the Holder shall
have the right to receive dividends from and to vote the shares of Restricted Stock.

               6.4 The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Employee's achievement of one or more Performance Goal(s) specified in the Restricted Stock agreement. If the Employee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Employee, or the Holder shall forfeit, the Award of Restricted Stock and the Common Stock shall be forfeited to Modine.

               6.5 The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, disability, Retirement or other cause) under which the Restricted Stock may be forfeited to Modine. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder's legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

          7.   Options
               -------

          Options give an Employee the right to purchase a specified number of shares of Common Stock from Modine for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

               7.1 Option Grants: Options shall be evidenced by a Notice of Grant of Stock Option and Option Agreement, executed by Thermacore and the Holder (the "Notice of Grant"), as supplemented and amended, following the Merger, by an Option Award Agreement, executed by Modine and the Holder. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable, consistent with the terms of the Plan.

               7.2 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but, in the case of grants of Incentive Stock Options, shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair
Market Value of a share of Common Stock on the date of grant.
The option price per share for Non-Qualified Options may be less than the Fair Market Value of a share of Common Stock on the date of grant.

               7.3 Term of Options: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater
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than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder and ten years In the case of all other Incentive Stock Options).

               7.4 Incentive Stock Options: Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined In section 422 of the Code, and any provisions of the Option agreement thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section
422(b) of the Code. Incentive Stock Options may not be granted to employees of Affiliates.

               7.5 Restrictions on Transferability: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive
Stock Option only in accordance with this Section 7.

               7.6 Payment of Option Price: The option price of the shares of Common Stock upon the exercise of an Option shall be paid in full (i) in cash at the time of the exercise, (ii) in whole or in part in Common Stock valued at Fair Market Value on the date of exercise or
(iii) by attestation (i.e., by affidavit identifying for delivery specific already owned shares of Common Stock having a Fair Market
Value on the date of exercise equal to the aggregate exercise price, but not actually delivering such shares to Modine). With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

               7.7 Termination by Death: If a Holder's employment by Modine, Thermacore, a Subsidiary or Affiliate terminates by reason of death, any Option granted to such Holder may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, the Holder's transferee or by the Holder's legal representative, for a period of 6 months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

               7.8  Termination by Reason of Retirement or Disability:
If a Holder's employment by Modine, Thermacore, a Subsidiary or Affiliate terminates by reason of disability (as determined by the Committee) or Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 6 months or such shorter term as determined by the Committee (3 months in the case of an Incentive

Stock Option) from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

               7.9 Other Termination: If a Holder's employment by Modine, Thermacore, a Subsidiary or Affiliate terminates for any reason other than death, disability or Retirement, all unexercised Options awarded to the Holder shall terminate 3 months (or such shorter term as determined by the Committee) from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

          8.   Adjustments upon Changes in Capitalization
               ------------------------------------------

          In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of Modine affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder.

          9.   Effective Date, Termination and Amendment
               -----------------------------------------

          The Plan became effective on September 19, 1997 and was adopted by Modine, and amended and restated in its entirety, effective April 27, 2001. The Plan shall remain in full force and effect until the earlier of September 19, 2007 or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, subject to Section 11.6. Termination of the Plan pursuant to this Section 9 shall not affect Awards outstanding under the Plan at the time of termination.

          10.  Transferability
               ---------------

          Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Holder during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Holder. The transferee of the Holder shall, in all cases, be subject to the provisions of the agreements between Thermacore and the Holder and Modine and the Holder.

          11.  General Provisions
               ------------------

               11.1 Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by Modine, Thermacore, a Subsidiary or Affiliate, nor interfere in any way with the right of Modine, Thermacore, a Subsidiary or Affiliate to terminate the employment of any Employee at any time.

               11.2 For purposes of this Plan, transfer of employment between Modine, Thermacore and their Subsidiaries and Affiliates shall not be deemed termination of employment.

               11.3 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock, or the exercise of Options, Modine shall, at the election of the Holder, have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld In satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

               11.4 Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the committee, be necessary or desirable to further the purpose of the Plan.

               11.5 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Pennsylvania and construed accordingly.

               11.6 The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required to any such amendment.

                             *  *  *
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